UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    April 11, 2006
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                            Premier Exhibitions, Inc.
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             (Exact name of Registrant as specified in its charter)

           Florida                 000-24452                  20-1424922
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia              30326
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01         Entry into a Material Definitive Agreement.

         On April 11, 2006, the Compensation Committee of the Board of Directors of Premier Exhibitions, Inc. (the "Company") approved the extension of the Employment Agreement of Arnie Geller, the Company's President and Chief Executive Officer, for an additional two-year period expiring February 4, 2011.

         In addition, the Compensation Committee of the Board of Directors granted an extension to the Estate of Gerald Couture for the options previously issued to Gerald Couture, the Company's former Chief Financial Officer under the 2000 and 2004 employee stock option plans. The extension is for a one-year period expiring July 9, 2007.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Premier Exhibitions, Inc.


Date:  April 17, 2006        By:     /s/ Arnie Geller
                                    -----------------
                                     Arnie Geller
                                     President and Chief Executive Officer